                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

      This AMENDMENT NO. 1, dated as of August 9, 2005 (this "Agreement"), among
(a) VALOR TELECOMMUNICATIONS ENTERPRISES, LLC, a Delaware limited liability company (the "Borrower"), (b) VALOR COMMUNICATIONS GROUP, INC., a Delaware corporation ("Holdings"), as loan party representative (in such capacity, the "Loan Party Representative") for itself and the other Loan Parties (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided in Article I), (c) the Lenders who are signatories to this Agreement, (d) the Additional Lenders who are signatories to this Agreement, and (e) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                   WITNESSETH:

      WHEREAS, the Borrower, the Guarantors, the lenders from time to time party thereto (collectively, the "Lenders"), the Administrative Agent and the other Agents have entered into an Amended and Restated Credit Agreement dated as of February 14, 2005 (the "Credit Agreement");

      WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as hereinafter set forth to provide for a new Tranche of the Term Facility having identical terms with, and having the same rights and obligations under the Loan Documents as, the Tranche B Term Loans under the Tranche B Term Facility, except as such terms are amended hereby (the "Tranche B Replacement Term Facility"), the proceeds of which will be used to refinance and replace all outstanding Tranche B Term Loans;

      WHEREAS, the Lenders signatory to this Agreement are, on the terms and conditions stated below, willing to grant the request of the Borrower; and

      WHEREAS, on the Agreement Effective Date:

                  (a) each Tranche B Term Lender who executes and delivers this Agreement shall be deemed to have elected to exchange those of its Tranche B Term Loans designated on Schedule 2.01-A to this Agreement, for a like principal amount of Loans made under the Tranche B Replacement Term Facility ("Tranche B Replacement Term Loans") as provided in Section 4.01;

                  (b) each Additional Lender who executes and delivers this Agreement will become a Lender under the Credit Agreement pursuant to Section 4.02 and will make Tranche B Replacement Term Loans to Borrower on the Agreement Effective Date in an aggregate principal amount equal to the amount set forth opposite its name on Schedule 2.01-A to this Agreement, the proceeds of which will be used by the Borrower to refinance in full the outstanding principal amount of Tranche B Term Loans which are not exchanged for Tranche B Replacement Term Loans pursuant to Section 4.01, it being understood that a Tranche B Term Lender may also execute and deliver this Agreement as an Additional Lender; and

                  (c) the Borrower shall pay to each Tranche B Term Lender all accrued and unpaid interest on its Tranche B Term Loans to the Agreement Effective Date;

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party to this Agreement agrees, as follows:

                                 Amendment No. 1

                                   ARTICLE I
                                  DEFINITIONS

      1.01 DEFINITIONS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Additional Lender" means each Person identified as an "Additional Lender" on Schedule 2.01-A to this Agreement.

      "Agreement Effective Date" means the date on which the conditions precedent to the effectiveness of this Agreement as specified in Article III herein have been satisfied.

      "Agents" means, collectively, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, National Association, and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agents, CIBC World Markets Corp. and Wachovia Bank, N.A., as Documentation Agents, Banc of America Securities LLC and
J. P. Morgan Securities Inc., as Sole and Exclusive Lead Arrangers, and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Sole and Exclusive Book Managers.

      "Guarantors" means Holdings, each Restricted Subsidiary of Holdings identified as a "Guarantor" on the signature pages of the Credit Agreement, and each other Restricted Subsidiary of Holdings which may be identified as a "Guarantor" in a Joinder Agreement delivered pursuant to Sections 6.11 or 7.04(a)(ii) of the Credit Agreement.

      1.02 OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      1.03 OTHER INTERPRETIVE PROVISIONS. The rules of construction in Sections
1.02 to 1.06 of the Credit Agreement shall be equally applicable to this Agreement.

                                   ARTICLE II
                                   AMENDMENTS

      2.01 AMENDMENTS. Effective as of the Agreement Effective Date, the Credit Agreement is hereby amended as follows:

      (a) Defined Terms. Section 1.01 of the Credit Agreement is amended as follows:

                  (i) the definition of "Applicable Rate" is replaced in its entirety with the following:

            ""Applicable Rate" means (a) in respect of Eurodollar Rate Loans and Base Rate Loans (including Swing Line Loans) under the Revolving Facility and the Letter of Credit Fee, from time to time, the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

                                 Amendment No. 1

                               REVOLVING FACILITY

    EURODOLLAR RATE LOANS, BASE RATE LOANS AND LETTER OF CREDIT FEE
-------------------------------------------------------------------------
             Consolidated           Eurodollar
                Total                  Rate                  Base Rate
Pricing        Leverage         Loans and Letter of       Loans and Swing
 Level           Ratio              Credit Fee               Line Loans
-------      ------------       -------------------       ---------------
   I         > or = 3.5:1                2.00%                   1.00%

  II              < 3.5:1                1.75%                   0.75%       ; and

                  (b) in respect of Eurodollar Rate Loans and Base Rate Loans under the Tranche B Replacement Term Facility (i) 1.75%, for Eurodollar Rate Loans and (ii) 0.75%, for Base Rate Loans.

            Any increase or decrease in the Applicable Rate for such Loans under the Revolving Facility and the Letter of Credit Fee resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section 6.02(b), then Pricing Level I will be applicable until the date two Business Days after the appropriate Compliance Certificate is delivered, whereupon the Applicable Rate shall be adjusted based on the information contained in the Compliance Certificate.

            The Applicable Rate for Eurodollar Rate Loans, Base Rate Loans, Swing Line Loans and the Letters of Credit Fee shall be increased by 2.0% during certain periods as provided in Section 2.08(b)."; and

                  (ii) the definition of "Base Rate Loan" is amended by adding the words "or a Tranche B Replacement Term Loan" immediately following the words "a Tranche B Term Loan" in such definition;

                  (iii) the definition of "Borrowing" is amended by adding the words ", a Tranche B Replacement Term Borrowing," immediately following the words "a Tranche B Term Borrowing" in such definition;

                  (iv) the definition of "Commitment" is amended (A) by adding the words ", a Tranche B Replacement Term Commitment," immediately after the words "a Tranche B Term Commitment" in such definition and (B) by adding the words ", the Tranche B Replacement Term Commitments," immediately after the words "the Tranche B Term Commitments" in such definition;

                  (v) the definition of "Eurodollar Rate Loan" is amended by adding the words "or a Tranche B Replacement Term Loan" immediately after the words "a Tranche B Term Loan" in such definition;

                                 Amendment No. 1

                  (vi) the definition of "Lender" is amended by adding the words, ", Tranche B Replacement Term Lender," immediately following the words "Tranche B Term Lender" in such definition;

                  (vii) the definition of "Loan" is amended by adding the words "and each Tranche B Replacement Term Loan" immediately following the words "and each Tranche B Term Loan" in such definition;

                  (viii) the definition of "Note" is replaced in its entirety with the following:

      ""Note" means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of (a) Exhibit C-1-B for Tranche B Term Loans, (b) Exhibit C-1-BR for Tranche B Replacement Term Loans, (c) Exhibit C-1-C, for Tranche C Term Loans, (d) Exhibit C-1-D, for Tranche D Term Loans, (e) Exhibit C-2-R for Revolving Loans and (f) Exhibit C-2-S for Swing Line Loans, as applicable.";

                  (ix) the definition of "Outstanding Amount" is amended by adding the words ", Tranche B Replacement Term Loans" immediately following the words "Tranche B Term Loans" in such definition;

                  (x) the definition of "Term Facility" is amended by adding the words ", the Tranche B Replacement Term Facility," immediately following the words "Tranche B Term Facility" in such definition;

                  (xi) the definition of "Term Loan" is amended by adding the words ", a Tranche B Replacement Term Loan," immediately following the words "Tranche B Term Loan" in such definition;

                  (xii) the definition of "Tranche" is replaced in its entirety with the following:

      ""Tranche" means the portion of the Term Facility which is comprised of
      (a) the Tranche B Term Loan Facility, (b) the Tranche B Replacement Term Loan Facility, (c) the Tranche C Term Loan Facility, or (d) the Tranche D Term Loan Facility, as the context may require.";

                  (xiii) the definition of "Tranche C Term Facility" is amended by replacing the words "Tranche B Term Loans" with the words "Tranche B Replacement Term Loans" in the second sentence of such definition; and

                  (xiv) the following new definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

            ""Additional Lenders" means each Person identified as an "Additional Lender" on Schedule 2.01-A"."

            ""Amendment No. 1" means that certain Amendment No. 1 dated as of August 9, 2005, among the Borrower, the Loan Party Representative, the Lenders party thereto and the Administrative Agent."

            ""Converted Replacement Loan" shall have the meaning provided in
      Section 2.01 (a)(v)."

                                 Amendment No. 1

            ""First Amendment Effective Date" shall mean the Agreement Effective Date (as such term is defined in Amendment No. 1)."

            ""Repricing Transaction" shall have the meaning provided in Section 2.05(g)."

            ""Tranche B Replacement Term Borrowing" means a borrowing consisting of simultaneous Tranche B Replacement Term Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period, made by the Tranche B Replacement Term Lenders (or converted from any Tranche C Term Loans pursuant to Section 11.06(b)(iii))."

            ""Tranche B Replacement Term Commitment" means, as to each Lender, its obligation to make Tranche B Replacement Term Loans to the Borrower pursuant to Section 2.01(a)(iv) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01-A or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement."

            ""Tranche B Replacement Term Facility" means on any date (a) prior to the Tranche B Replacement Term Borrowing(s) on the First Amendment Effective Date, the Tranche B Replacement Term Commitments of all Tranche B Replacement Term Lenders, and (b) thereafter, the Outstanding Amount of Tranche B Replacement Term Loans of all Tranche B Replacement Term Lenders on such date. On the First Amendment Effective Date the Tranche B Replacement Term Facility is equal to the outstanding principal amount of the Tranche B Term Loans on such date immediately prior to giving effect to Amendment No. 1. After the First Amendment Effective Date the Tranche B Replacement Term Facility may be increased by the conversion of any Tranche C Term Loans to Tranche B Replacement Term Loans pursuant to
      Section 11.06(b)(iii)."

            ""Tranche B Replacement Term Lender" means each Lender with a Tranche B Replacement Term Commitment or a Tranche B Replacement Term Loan (including any Tranche B Replacement Term Loan which has been converted
      (a) from a Tranche B Term Loan on the First Amendment Effective Date pursuant to Section 2.01(a)(vi) or (b) from a Tranche C Term Loan pursuant to Section 11.06(b)(iii))."

            ""Tranche B Replacement Term Loan" has the meaning specified in
      Section 2.01(a)(iv) (and shall include any Loan which has been converted
      (a) from a Trance B Term Loan on the First Amendment Effective Date pursuant to Section 2.01(a)(vi) or (b) from a Tranche C Term Loan pursuant to Section 11.06(b)(iii))."

      (b) Term Loans.

                  (i) Section 2.01 of the Credit Agreement is amended by adding the following new subsections (iv), (v), (vi) and (vii) to the end of Subsection
(a) of such Section immediately following subsection (iii) thereof, as follows:

                        "(iv) Subject to the terms and conditions set forth
            herein, each Tranche B Replacement Term Lender severally agrees to make a single loan, or pursuant to clause (v) below, to elect to convert all or a portion of such Lender's existing Tranche B Term Loans under the Tranche B Term Facility into a loan under the Tranche B Replacement Term Facility (each such loan, a "Tranche B Replacement Term Loan") to the Borrower on the First Amendment Effective Date, and in an aggregate

                                 Amendment No. 1
            amount not to exceed such Tranche B Replacement Term Lender's Tranche B Replacement Term Commitment on such date. Each Tranche B Replacement Term Borrowing by the Borrower made on the First Amendment Effective Date shall consist of Tranche B Replacement Term Loans made to the Borrower simultaneously by the Tranche B Replacement Term Lenders ratably according to their Tranche B Replacement Term Commitments. Amounts borrowed under this Section 2.01(a)(iv) and repaid or prepaid may not be reborrowed.

                        (v) In connection with the making of the Tranche B
            Replacement Term Loans pursuant to clause (iv) above, by delivering a counterpart of Amendment No. 1 to the Administrative Agent on or prior to the First Amendment Effective Date, each and every Tranche B Term Lender which has confirmed its Tranche B Replacement Term Commitment pursuant to Amendment No. 1 is hereby offered the opportunity to convert, and shall be deemed to have elected to convert all or a portion of the outstanding principal amount of its Tranche B Term Loans which have been designated for such purposes on
            Schedule 2.01-A into Tranche B Replacement Term Loans in a principal amount equal to the amount of the Tranche B Term Loans so designated for conversion (each such Tranche B Term Loan to the extent it is to be so converted, a "Converted Replacement Loan") and such Converted Replacement Loans shall be treated for all purposes hereunder as applying towards such Lender's Tranche B Replacement Term Loans requested by the Borrower to be made on the First Amendment Effective Date pursuant to clause (iv) of this Section 2.01(a).

                        (vi) On the First Amendment Effective Date, the
            Converted Replacement Loans shall be converted for all purposes of this Agreement into Tranche B Replacement Term Loans, and the Administrative Agent shall record in the Register the aggregate amount of Converted Replacement Loans converted into Tranche B Replacement Term Loans. A duly executed counterpart of Amendment No. 1 delivered to the Administrative Agent by any Tranche B Term Lender shall confirm the amount of such Lender's Tranche B Replacement Term Commitment and the principal amount of Tranche B Term Loans held by such lender that are to be converted into Tranche B Replacement Term Loans. Delivery of a duly executed Amendment No. 1 to the Administrative Agent by each Additional Lender shall also confirm the amount of such Additional Lender's Tranche B Replacement Term Commitment and such execution and delivery shall obviate the need for any Additional Lender to execute this Agreement and such duly executed counterpart of Amendment No. 1 shall be deemed for all purposes to be a signature to this Agreement. The Borrower hereby authorizes and directs the Administrative Agent to apply the proceeds of Tranche B Replacement Term Loans made by the Additional Lenders to refinance the Tranche B Term Loans which are not Converted Replacement Loans.

                        (vii) On the First Amendment Effective Date, the
            Borrower shall pay all accrued and unpaid interest on the Tranche B Term Loans prior to the conversion or refinancing of such Loans pursuant to clause (vi) of this Section 2.01(a). On or after the First Amendment Effective Date the Borrower will compensate each Tranche B Term Lender for funding losses, if any, pursuant to
            Section 3.05 in respect of any Tranche B Term Loans which are Eurodollar Rate Loans which such Lender has not designated for conversion as Converted Replacement Loans pursuant to clause (v) of this Section 2.01(a) if the First Amendment Effective Date does not occur on the last day of an applicable Interest Period (but not in respect of any such Converted Replacement Loans which are converted to and continued as Tranche B Replacement Term Loans). Each

                                 Amendment No. 1

            Tranche B Replacement Term Lender acknowledges and agrees that, notwithstanding anything to the contrary in this Agreement, any unexpired Interest Periods in respect of the Tranche B Term Loans which are Eurodollar Rate Loans on the First Amendment Effective Date, shall continue in effect after the First Amendment Effective Date as the initial Interest Period (with corresponding Eurodollar Base Rate) for the Tranche B Replacement Term Loans which refinance such Tranche B Term Loans or into which such Tranche B Term Loans are converted."; and

                  (ii) Section 2.01 of the Credit Agreement is further amended by adding the words "and Tranche B Replacement Term Loans" immediately following the words "and Tranche B Term Loans" in subsection (e) of such Section.

      (c) Borrowings, Conversions and Continuations of Loans. Section 2.02 of the Credit Agreement is amended by (i) replacing the words "Tranche B Term Facility" with the words "Tranche B Replacement Term Facility" in subsection (a) of such Section and (ii) replacing the words "Tranche B Term Loans" with the words "Tranche B Replacement Term Loans" in subsection (e) of such Section.

      (d) Prepayments. Section 2.05 of the Credit Agreement is amended as follows:

                  (i) the parenthetical clause "(except as provided in subsection (C) of this Section 2.05(a)(i) and Section 3.05)" in the fourth and fifth lines of subsection (a)(i)(A) of such Section is deleted and replaced as follows: "(except as provided in subsection (C) of this Section 2.05(a)(i), Section 2.05(g) and Section 3.05)";

                  (ii) the words "a Tranche B Replacement Term Loan," are added after the words "a Tranche B Term Loan" in the last sentence of subsection
(a)(i)(A) of such Section;

                  (iii) a new subsection (3) is added to the end of subsection
(a)(i)(C) of such Section 2.05 immediately following subsection (2) thereof, as follows:

            "(3) Any prepayment of Tranche B Replacement Term Loans with the proceeds of a Repricing Transaction shall be accompanied by a prepayment fee as provided in Section 2.05(g).";

                  (iv) by replacing the words "Tranche B Term Loans" each time they appear with the words "Tranche B Replacement Term Loans" in subsections(a)(i)(E), (a)(i)(F), (c)(ii), (c)(iii) and (d) of such Section; and

                  (v) a new subsection (g) is added immediately following subsection (f) thereof, as follows:

            "(g) Any prepayment in full of all Tranche B Replacement Term Loans pursuant to this Section 2.05 on or prior to the first anniversary of the First Amendment Effective Date with the proceeds of any Repricing Transaction (as defined below) shall be accompanied by a prepayment fee equal to 1.00% of the principal amount prepaid. A "Repricing Transaction" means the incurrence by any Loan Party of any Indebtedness (including, without limitation, any new or additional term loans under this Agreement) that is secured or is broadly marketed or syndicated to banks and other institutional investors in financings similar to the Facilities (i) having an effective interest rate margin or weighted average yield (to be determined by the Administrative Agent consistent with generally accepted financial practice, after giving effect to, among other factors, margins, upfront or similar fees or original issue discount shared with all

                                 Amendment No. 1
      lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof) that is less than the Applicable Rate for, or weighted average yield (to be determined by the Administrative Agent on the same basis) of, the Tranche B Replacement Term Loans, and (ii) the proceeds of which are used, in whole or in part, to prepay all outstanding principal of the Tranche B Replacement Term Loans."

      (e) Termination or Reduction of Commitments. Section 2.06 of the Credit Agreement is amended by adding a new subsection (f) immediately following subsection (e) thereof as follows:

      "(f) The Commitments to make Tranche B Replacement Term Loans shall be automatically and permanently reduced to $0 on the First Amendment Effective Date after giving effect to the conversion of the Tranche B Term Loans to Tranche B Replacement Term Loans and the making of the Tranche B Replacement Term Loans by the Additional Lenders on the First Amendment Effective Date."

      (f) Repayment of Loans. Section 2.07 of the Credit Agreement is amended by replacing subsection (c) of such Section in its entirety with the following:

      "(c) The Borrower shall repay to the Tranche B Replacement Term Lenders on the Maturity Date, the Outstanding Amount of Tranche B Replacement Term Loans on such date."

      (g) Interest. Section 2.08 of the Credit Agreement is amended by adding the words "and Tranche B Replacement Term Loans" immediately following the words "Tranche B Term Loans" in such Section.

      (h) Mitigation Obligations; Replacement of Lenders. Section 3.06(b) of the Credit Agreement is amended by replacing the words "Tranche B Term Lender" in such subsection with "Tranche B Replacement Term Lender".

      (i) Purpose of Loans. Section 5.19 of the Credit Agreement is amended by
(i) adding a new second sentence thereto as follows:

      "The proceeds of any Tranche B Replacement Term Loans which are provided by the Additional Lenders on the First Amendment Effective Date shall be applied to refinance and replace any Tranche B Term Loans which are not designated to be converted to Converted Replacement Loans pursuant to
      Section 2.01 (a)(v)."; and

      (ii) adding the word "other" immediately before the words "Credit Extensions" in the last sentence thereof.

      (j) Use of Proceeds. Section 6.13 of the Credit Agreement is amended by adding the words "and on the Amendment Effective Date" immediately following the words "the Closing Date" in the first sentence thereof.

      (k) Successors and Assigns. Section 11.06(b)(iii) of the Credit Agreement is amended by deleting each reference to "Tranche B Term Loans" and "Tranche B Term Borrowing" in such Section and replacing each of them with a reference to "Tranche B Replacement Term Loans" or "Tranche B Replacement Term Borrowing", as applicable.

                                 Amendment No. 1

      (l) Replacement of Lenders. Section 11.13 of the Credit Agreement is amended by replacing the words "Tranche B Term Lender" with the words "Tranche B Replacement Term Lender" in such Section.

      (m) Commitments Schedule. Schedule 2.01-A attached to this Agreement is attached to the Credit Agreement as a new Schedule 2.01-A thereto.

      (n) Form of Note. Exhibit C-1-BR attached to this Agreement is attached to the Credit Agreement as a new Exhibit C-1-BR thereto.

      2.02 GUARANTORS' ACKNOWLEDGMENT. On behalf of each Guarantor, the Loan Party Representative hereby confirms that each Guarantor consents and agrees to the terms of this Agreement and the terms of the Credit Agreement, as amended and otherwise modified by this Agreement. The Loan Party Representative will cause each Guarantor to execute and deliver its consent to this Agreement pursuant to Section 3.01(a)(ii) to confirm such agreement and the matters set forth in Section 5.02(a).

                                  ARTICLE III
                              CONDITIONS PRECEDENT

      3.01 CONDITIONS OF EFFECTIVENESS. This Agreement is subject to the provisions of Section 11.01 of the Credit Agreement, and shall become effective when, and only when, each of the following conditions shall have been satisfied:

      (a) the Administrative Agent shall have received all of the following documents (in sufficient copies for each Lender), each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:

                  (i) counterparts of this Agreement executed by (A) the Borrower and the Loan Party Representative (on behalf of the other Loan Parties), (B) the Required Lenders, (C) all the Tranche B Term Lenders identified on Schedule 2.01-A to this Agreement, (D) all Additional Lenders, (E) Lenders holding a majority of the Total Outstanding Amount of each Tranche of the Term Facility (other than the Tranche B Term Facility), and (F) the Required Revolving Lenders, or, as to any such Lender, advice satisfactory to the Administrative Agent that such Lender has executed this Agreement;

                  (ii) a consent to this Agreement executed by each Guarantor;

                  (iii) one or more Notes in the form of Exhibit C-1-BR to this Agreement, payable to the order of each Lender requesting such a Note, duly executed by the Borrower, evidencing the Tranche B Replacement Term Loans of such Lender;

                  (iv) a Certificate executed by a Responsible Officer of the Loan Party Representative, on behalf of itself and the other Loan Parties, dated the Agreement Effective Date, (A) attaching true and correct copies of resolutions of each Loan Party as to the execution and delivery of this Agreement and any such Note or such consent of a Guarantor, as the case may be,
(B) confirming the matters provided in subsection (c) below, and (C) as to such other matters as the Administrative Agent may reasonably request; and

                  (v) favorable opinions of Dow, Lohnes & Albertson, PLC, special counsel to the Loan Parties, and of the General Counsel to the Loan Party Representative, on behalf of the Loan Parties, each addressed to the Administrative Agent and each Lender, as to such matters with respect to

                                 Amendment No. 1
the Loan Parties, this Agreement, the Credit Agreement, as amended by this Agreement, such Notes and such consents of the Guarantors as the Administrative Agent may reasonably request.

      (b) the Administrative Agent shall have received payment of the following:
(i) for the account of each Tranche B Term Lender, accrued and unpaid interest on the Tranche B Term Loans of such Lender to the Agreement Effective Date, (ii) for the account of the Administrative Agent, the amount of any expenses required to be reimbursed on or before the Agreement Effective Date pursuant to Section
5.03 hereof, and (iii) for the account of any arranger in connection with the transactions contemplated hereby, any amounts as may have been separately agreed with the Borrower;

      (c) the representations and warranties of the Loan Parties contained in
Section 5.04 hereof shall be true and correct in all material respects; and

      (d) evidence that arrangements satisfactory to the Administrative Agent shall have been made for the application of the proceeds of the Tranche B Replacement Term Loans made by the Additional Lenders to the repayment of all Tranche B Term Loans which have not been designated for conversion pursuant to
Section 4.01.

                                   ARTICLE IV
                               CONVERSION; JOINDER

      4.01 CONVERSION. Each Tranche B Term Lender who executes and delivers this Agreement commits and agrees that the Tranche B Term Loans of such Lender designated on Schedule 2.01-A shall be converted to Tranche B Replacement Term Loans on the Agreement Effective Date pursuant to Section 2.01(a)(vi) of the Credit Agreement, as amended by this Agreement; it being understood that notwithstanding anything to the contrary in this Agreement, such Tranche B Replacement Term Loans amend and restate in their entirety, refinance and replace such Tranche B Term Loans, and do not relieve the Loan Parties of their Obligations (or constitute any novation) in respect of such Loans, as so amended, restated, refinanced and replaced, and the Liens of the Collateral Documents shall continue to secure such Obligations.

      4.02 JOINDER. From and after the Agreement Effective Date, each Additional Lender who executes and delivers this Agreement irrevocably acknowledges and unconditionally agrees to be bound by the terms and conditions of the Credit Agreement, as amended by this Agreement, and the other Loan Documents; and each Additional Lender will be a Lender under the Credit Agreement, as amended by this Agreement, as if such Additional Lender had executed a counterpart of the Credit Agreement on and as of the date thereof. Each Additional Lender hereby represents that if it is a Foreign Lender or a Non-Corporate Domestic Lender, it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Additional Lender.

                                   ARTICLE V
                                  MISCELLANEOUS

      5.01 LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      5.02 EFFECT OF AGREEMENT. (a) The Credit Agreement, as specifically amended by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the

                                 Amendment No. 1

Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Agreement.

      (b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      5.03 COSTS AND EXPENSES. On the Agreement Effective Date, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.04(a) of the Credit Agreement which are invoiced to the Borrower on or prior to the Agreement Effective Date.

      5.04 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Agreement, the Borrower and the Loan Party Representative, on behalf of itself and the other Loan Parties, each hereby represents and warrants that on and as of the Agreement Effective Date:

      (a) the execution and delivery (i) by the Borrower and the Loan Party Representative of this Agreement, (ii) by the Borrower of any Notes requested pursuant to Section 3.01(a)(iii), and (iii) by each Guarantor of the consent delivered pursuant to Section 3.01(a)(ii), and the performance by the Borrower of this Agreement and such Notes, and by each Loan Party of the Credit Agreement, as amended by this Agreement, have been duly authorized by all necessary organizational action of such Loan Party, and do not and will not: (A) contravene the terms of any of such Person's Organization Documents; (B) in any material respect conflict with or result in any breach or contravention of, or (except for the Liens created under the Loan Documents) the creation of any Lien under, or require any payment to be made under (1) any Contractual Obligation to which such Person is a party or affecting such Person or properties of such Person or any of its Restricted Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (C) violate any Law;

      (b) this Agreement, the Credit Agreement as amended by this Agreement, and each Note delivered hereunder constitutes a legal, valid and binding obligation of each Loan Party which is a party thereto, enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

      (c) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

      (d) no Default or Event of Default exists.

      5.05 SECTION CAPTIONS. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

      5.06 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                                 Amendment No. 1

      5.07 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature Pages Follow]

                                 Amendment No. 1

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            VALOR TELECOMMUNICATIONS
                                            ENTERPRISES, LLC

                                            By ________________________________
                                               Name:
                                               Title:

                                            VALOR COMMUNICATIONS GROUP, INC., as
                                            Loan Party Representative

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page
\
                                 Amendment No. 1

                                            BANK OF AMERICA, N.A., as
                                            Administrative Agent and as Lender

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page

                                 Amendment No. 1

                                            JPMORGAN CHASE BANK, NATIONAL
                                            ASSOCIATION, as a Lender

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page

                                 Amendment No. 1

                                            WACHOVIA BANK, N.A., as a Lender

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page

                                 Amendment No. 1

                                            CIBC, INC., as a Lender

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page

                                 Amendment No. 1

                                            MERRILL LYNCH CAPITAL CORPORATION,
                                            as a Lender

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page

                                 Amendment No. 1

                                            CIT LENDING SERVICES CORPORATION,
                                            as a Lender

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page

                                 Amendment No. 1

                                            CALYON NEW YORK BRANCH, as a Lender

                                            By _________________________________
                                               Name:
                                               Title:

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page

                                 Amendment No. 1

                                            RURAL TELEPHONE FINANCE COOPERATIVE,
                                            as a Lender

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page

                                 Amendment No. 1

                                            ___________________________________,
                                            [Name of existing Lender]
                                            as a Lender

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page

                                 Amendment No. 1

                                            ___________________________________,
                                            [Name of Additional Lender]
                                            as an Additional Lender

                                            By _________________________________
                                               Name:
                                               Title:

                                 Signature Page

                                 Amendment No. 1

                                                                 SCHEDULE 2.01-A

                                   COMMITMENTS
                           AND APPLICABLE PERCENTAGES

                       TRANCHE B REPLACEMENT TERM FACILITY

                                                                             APPLICABLE PERCENTAGE OF
                                                 TRANCHE B TERM               TRANCHE B REPLACEMENT
      TRANCHE B TERM LENDER                          LOAN(1)                       TERM LOANS
-------------------------------------       --------------------------       ------------------------
Total for all Tranche B Term Lenders           $   725,000,000.00                  100.000000000%
  identified  on Annex 2.01-A to this
  Schedule

                                                                             APPLICABLE PERCENTAGE OF
                                              TRANCHE B REPLACEMENT           TRANCHE B REPLACEMENT
        ADDITIONAL LENDERS                       TERM COMMITMENT                    TERM LOANS
-------------------------------------       --------------------------       ------------------------
N/A                                            $             0.00                    0.000000000%

TOTAL                                          $   725,000,000.00                  100.000000000%

------------------
(1) The Tranche B Term Loans of each Tranche B Term Lender to be converted to Tranche B Replacement Term Loans are specified on Annex 2.01-A to this Schedule. Such amount constitutes the Tranche B Replacement Term Commitment of each such Lender.

                                 Schedule 2.01-A

                                                                  EXHIBIT C-1-BR

                                FORM OF TERM NOTE
                        (Tranche B Replacement Term Loan)

      FOR VALUE RECEIVED, the undersigned, VALOR TELECOMMUNICATIONS ENTERPRISES, LLC, a Delaware limited liability company (the "Borrower"), HEREBY PROMISES TO PAY to _____________________ or permitted assigns (the "Lender"), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Tranche B Replacement Term Loan made by the Lender to the Borrower (the "Term Loan") under that certain Amended and Restated Credit Agreement, dated as of February 14, 2005, as amended by Amendment No. 1, dated as of August 9, 2005 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Guarantors from time to time party thereto, the Lender, the other Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other Agents party thereto.

      The Borrower promises to pay interest on the unpaid principal amount of the Term Loan from the date of the Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

      This Term Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term Note is also entitled to the benefits of the Guaranty of each Guarantor and is secured by the Collateral of each Loan Party. Upon the occurrence and during the continuance of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date and amount of the Term Loan and payments with respect thereto.

      The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

                                 Exhibit C-1-BR

      THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                               VALOR TELECOMMUNICATIONS
                                               ENTERPRISES, LLC

                                               By:______________________________
                                               Name:
                                               Title:

                                 Exhibit C-1-BR